EXHIBIT 10.20

Exhibit A
GEEKS ON CALL HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

TO:	Geeks On Call Holdings, Inc. 814 Kempsville Road, Suite 106 Norfolk, Virginia 23502

AND TO:	Anderson & Strudwick, Inc. 707 East Main Street 20th Floor Richmond, Virginia 23219

Ladies and Gentlemen:

I understand that Geeks On Call Holdings, Inc., a Delaware corporation (the “Company”), is offering to a limited number of investors units (collectively, the “Units” and individually, a “Unit”) at a price of $20,000 per Unit (the "Unit Price") and that each Unit will consists of (a) the number of shares of the Company’s .001 par value per share common stock (“Common Stock”) equal to the Unit Price divided by the issue price per share of Common Stock and (b) common stock purchase warrants (collectively, the “Warrants” and individually, a “Warrant”), each Warrant being exercisable for a number of shares equal to one half (1/2) of the number of shares of Common Stock purchased, at an exercise price per share of 125% of the issue price of the Common Stock.

Based on these premises, I hereby confirm my agreement (the “Subscription Agreement”) with you as follows:

1. On the date hereof, I agree to purchase from the Company, and upon acceptance of my subscription and in reliance on my representations, warranties, and covenants contained herein, the Company will issue and sell to me, such Units of the Company as are set forth on the signature page hereof or such lesser number of Units as the Company may allocate me for $20,000 per Unit, for an aggregate amount set forth on the signature page.

2. I shall purchase the Units by delivering to SunTrust Bank, N.A. (the “Escrow Agent”) a certified check or wire transfer in an amount equal to the number of Units I am purchasing multiplied by the purchase price of $20,000 per Unit.

3. I represent, warrant, and agree as follows:

(a) I am authorized to consummate the purchase of the Units, or, if an individual, I am of the full age of majority and have all requisite legal capacity and competence to consummate the purchase of the Units.

(b) I am an “accredited investor” as defined by Rule 501(a) promulgated under the Securities Act of 1933, as described in the Accredited Investor Certificate attached hereto as Appendix 1.

(c) I have had an opportunity to ask questions of and receive answers from representatives of the Company concerning the investment in the Units. I have reviewed the Private Placement Memorandum dated August 8, 2008 (including the “Risk Factors” section contained therein) and all other materials I have requested in connection with my decision to make this investment (the “Information”) and have had access to the additional information, if any, concerning the Company as I have considered necessary in connection with my investment decision to acquire the Units. I alone, or with the assistance of my professional advisors, have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investment in the Units. I acknowledge that I have conducted my own due diligence with respect to the Company, the Units, and any other matter which I believe to be material to my decision to invest in the Company and further acknowledge that I am making my investment decision based on this due diligence.

(d) I understand that the Units to be issued pursuant to this Subscription Agreement have not been passed on as to the fairness or recommended or endorsed by any U.S. federal or state agency and their issuance will not be registered under the Securities Act of 1933 or the securities laws of any state, in reliance upon exemptions from registration contained in the Securities Act of 1933 and such laws. The Company’s reliance upon such exemptions is based in part upon my representations, warranties, and agreements contained in this Subscription Agreement.

(e) I am purchasing the Units for my own account and not for distribution or resale to others in violation of U.S. federal or state securities laws, and I agree that I will not sell or otherwise transfer the Units, the shares of Common Stock, the Warrants, or the underlying shares of Common Stock unless the securities have been registered under the Securities Act of 1933 and applicable state securities laws or an exemption therefrom is available.

(f) The certificates representing the shares of Common Stock, the Warrants and the shares of Common Stock underlying the Warrants will contain a legend stating that their issuance has not been registered under the Securities Act of 1933 or any state securities laws and referring to the above restrictions on transferability and sale. A notation will also be made in the records of the Company so that transfers of the Units will not be effected in the records of the Company without compliance with these restrictions.

(g) I acknowledge that an investment in the Company is speculative and involves a high degree of risk, including the loss of my entire investment in the Company.

(h) I understand and acknowledge that the Units, the shares of Common Stock, the Warrants and the shares of Common Stock underlying the Warrants have not been registered under the Securities Act of 1933 or the securities laws of any state of the United States, and are, therefore, “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, and that the offer and sale of the Units to me will be made in reliance upon an exemption from registration available to the Company for offers and sales to “accredited investors” pursuant to Rule 506 of the Securities Act of 1933 and similar exemptions under applicable state securities laws.

(i) I acknowledge that I have not purchased the Units, the shares of Common Stock or the Warrants as a result of any “general solicitation or general advertising” (as those terms are used in Regulation D under the Securities Act of 1933), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(j) I agree that if I decide to offer, sell, pledge or otherwise transfer any of the shares of Common Stock, the Warrants or the shares of Common Stock underlying the Warrants, I will not offer, sell, pledge or otherwise transfer any such securities, directly or indirectly, unless: (1) the transfer is pursuant to an effective registration statement under the Securities Act of 1933 and applicable state securities laws or (2) the transfer is made in another transaction that does not require registration under the Securities Act of 1933 or any applicable state securities laws, after I have furnished to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company to that effect.

(k) I understand and acknowledge that upon the original issuance of the shares of Common Stock, the Warrants and the shares of Common Stock underlying the Warrants and until the time as the same is no longer required under applicable requirements of the Securities Act of 1933 or applicable state securities laws, certificates representing the securities, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend(s):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE 1933 ACT AND THE SECURITIES LAWS OF ALL APPLICABLE STATES OF THE UNITED STATES OR ARE OFFERED AND SOLD IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF AN EXEMPTION.”

(l) I consent to the Company making a notation on its records or giving instructions to any transfer agent of the shares of Common Stock, the Warrants or the shares of Common Stock underlying the Warrants in order to implement the restrictions on transfer set forth and described herein.

(m) I understand that the Warrants may not be exercised unless an exemption from registration is available under the Securities Act of 1933 and any applicable state securities laws and the Company has received an opinion of counsel of recognized standing to that effect in form and substance satisfactory to the Company; provided, however, that a holder who is an “accredited investor” at the time of exercise of the Warrant and that purchased Units in the Company’s private placement will not be required to deliver an opinion of counsel in connection with the exercise of Warrants that are a part of those Units.

4. I acknowledge that the Information is confidential, and I agree that all the Information shall be kept in confidence by me; provided that this obligation shall not apply to any Information that (i) is part of the public knowledge or literature and readily accessible as of the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision); or (iii) is rightfully received, free of confidentiality obligations, from a third party (except a third party who discloses the Information in violation of any confidentiality agreement). Further, this obligation does not prohibit my discussion of the Information with my counsel, accountant, or other financial adviser solely for the purpose of assisting my analysis and assessment of the Information and an investment in the Company, provided that such parties are bound by confidentiality restrictions no less strict than those contained herein.

5. I acknowledge that the Company and its officers, directors, employees, agents, and affiliates are relying on the truth and accuracy of the foregoing representations and warranties in offering Units for sale to me without having first registered the issuance of the Units, the shares of Common Stock or the Warrants under the Securities Act of 1933 and applicable state securities laws. I also understand the meaning and legal consequences of the representations and Warranties in this Subscription Agreement, and I agree to indemnify and hold harmless the Company and each of its officers, managers, directors, affiliates, agents, and employees from and against any and all loss, damage or liability, including costs and expenses (including reasonable attorneys’ fees), due to or arising out of a breach of any of the representations or warranties or any failure to fulfill any covenants or agreements contained in this Subscription Agreement. All representations, warranties, and covenants contained in this Subscription Agreement and the indemnification contained in this Paragraph 5 shall survive the acceptance of this Subscription Agreement and the sale of the Units. I acknowledge that this Subscription Agreement will not be deemed to be accepted until it is signed by the Company and returned to me. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to me under United States federal or state securities laws.

6. I acknowledge that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units and underlying securities of this offering; and

(ii)	there is no government or other insurance covering the Units and underlying securities under this offering; and

(iii)	there are risks associated with the purchase of the Units; and

(iv)
there are restrictions on my ability to resell the Units and underlying securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Units and any of the underlying securities.

7. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or modified only by a writing executed by the party to be bound thereby. This Subscription Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. This Subscription Agreement may be executed and delivered by facsimile transmission, which will constitute the legal delivery hereof. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

8. Correspondence addressed to me should be sent to the address listed below until such time as I shall notify the Company, in writing, of a different address to which the correspondence and notices are to be sent.

9. I acknowledge that this Subscription Agreement is a subscription to purchase Units in the aggregate amount set forth below.

Signature Page to Follow.

SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT
WITH
GEEKS ON CALL HOLDINGS, INC.

IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the date set forth below:

______________________________________________________________________
Name:

Please indicate form of ownership the undersigned desires for the Units: ☐ Individual, ☐ Joint Tenants with Right of Survivorship(1), ☐ Tenants in Common(2), ☐ Qualified Trust, ☐ Custodian for _________________________________________.

State of Residence:
______________________________________________________________________

Address:  ________________________________________________________________

______________________________________________________________________

Phone Number: ____________________________________________________________________

E-mail Address: ____________________________________________________________________

S.S.# or Tax Identification #:  ___________________________________________________________

No. of Units: _______________________________________________________________________

Aggregate Purchase Price:  ____________________________________________________________

Date:  ___________________________________________________________________________

Accepted:

GEEKS ON CALL HOLDINGS, INC.

By: _______________________________________________________________________________________
Name:  _________________________________________________________________________________
Title:  __________________________________________________________________________________

Date: ___________________________________________________________________________

No. of Units: ______________________________________________________________________

(1)	When securities are held as Joint Tenants with right of Survivorship, upon the death of one owner, ownership of the securities will pass automatically to the surviving owner(s).

(2)	When securities are held as Tenants in Common, upon the death of one owner, ownership of the securities will be held by the surviving owner(s) and by the heirs of the deceased owner.

APPENDIX I
ACCREDITED INVESTOR CERTIFICATE

*** ALL INFORMATION WILL BE TREATED CONFIDENTIALLY ***

In connection with the purchase by the undersigned purchaser of the purchaser’s units, the purchaser, on its own behalf and on behalf of each of the beneficial purchasers (if any) for whom the purchaser is acting, hereby represents, warrants, covenants and certifies to the Company and Anderson & Strudwick, Inc. (and acknowledges that the Company and Anderson & Strudwick, Inc. and their respective counsel are relying thereon) that the purchaser and each of the beneficial purchasers (if any) for whom the purchaser is acting is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, because it falls within the “accredited investor” category or categories marked below (PLEASE MARK EACH APPLICABLE CATEGORY BELOW USING “P” FOR THE PURCHASER AND “BP” FOR EACH BENEFICIAL PURCHASER):

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act of 1933, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____	Category 4.	An insurance company as defined in Section 2(13) of the Securities Act of 1933; or

_____	Category 5.	An investment company registered under the Investment Company Act of 1940; or

_____	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____	Category 8.
A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US $5,000,000; or

_____	Category 9.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a)(22) or the Investment Advisors Act of 1940; or

_____	Category 11.
A tax-exempt organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, a corporation, or similar business trust, or a partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000; or

_____	Category 12.	A director, executive officer or general partner of the Company or a director, executive officer or general partner of a general partner of the Company; or

_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds U S$1,000,000; or

_____	Category 14.
A natural person who had an individual income in excess of US $200,000 in each of 2006 and 2007 or joint income with that person’s spouse in excess of US $300,000 in each of 2006 and 2007 and has a reasonable expectation of reaching the same income level in 2008; or

_____	Category 15.
A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act of 1933; or

_____	Category 16.	An entity in which all of the equity owners are accredited investors.

DATED this________ day of  , 2008.

Name and Address of Purchaser

(Name of Purchaser - please print)

By:
(Official Capacity or Title of Signatory on Behalf of an Entity , or, if purchaser is an Individual, Please Note Individual - please print)

Signature of Purchaser (or Authorized Signing Authority of Purchaser)

(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above.)